UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

TASER International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. May 15, 2014 Meeting Information TASER INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: March > 14, 2014 Date: May 15, 2014 Time: 10:00 <> AM LST Location: 17800 North 85th Street Scottsdale, Arizona 85255 You are receiving this communication because you hold TASER INTERNATIONAL, INC. shares in the above named company. ATTN: ACCOUNTS PAYABLE 17800 N. 85TH STREET SCOTTSDALE, AZ 85255 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.0.51160 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000203365

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement and 10K Wrap How to View Online: Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions g and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.0.51160 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000203365 marked by the arrow g XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Patrick W. Smith 02 Mark W. Kroll 03 Judy Martz The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory approval of the Company’s executive compensation. 3. To ratify appointment of Grant Thornton LLP as the Company’s independent registered public accountant for fiscal year 2014. NOTE: Unless otherwise specified, this proxy will be voted FOR the election of each nominee director listed on this proxy card in Proposal 1, FOR Proposals 2 and 3; and in the discretion of the proxy holders on all other business that comes before the meeting.

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